SEXTANT MUTUAL FUNDS

Growth Fund

Investor Shares: SSGFX
Z Shares: SGZFX

March 29, 2024

SUMMARY PROSPECTUS

Before you invest, you may want to review Sextant Growth Fund's prospectus, which contains more information about the Fund and its risks. You can find the Fund's ***prospectus*** *and other information about the Fund, including the* ***statement of additional information*** *and most recent reports to shareowners, online at www.saturna.com/prospectus. You can also get this information at no cost by calling 1-800-728-8762 or by sending an email request to info@saturna.com. The Fund's prospectus and statement of additional information, both dated March 29, 2024, are incorporated by reference into this Summary Prospectus.*

Sextant Growth Fund

Investment Objective

Long-term capital growth.

Fees and Expenses

This section describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Growth Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below.

Shareowner Fees

None.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Growth Fund	Investor Shares	Z Shares
Management Fees[1]	0.50%	0.50%
Distribution (12b-1) Fees	0.25%	None
Other Expenses	0.25%	0.26%
Total Annual Fund Operating Expenses	1.00%	0.76%

[1]

Management Fees in the table have been restated to reflect current fees. Effective March 31, 2023, the management fee paid to Saturna Capital Corporation, the Fund's Adviser, for providing services to the Fund is 0.50% of average daily net assets of the Fund. Prior to this date, the management fee consisted of a basic fee at an annual rate of 0.50% of the Fund's average net assets and a positive or negative performance adjustment of up to an annual rate of 0.20% (applied to the average assets at the end of each month), resulting in a total minimum fee of 0.30% and a total maximum fee of 0.70%. The average monthly management fee for the year ended November 30, 2023 was 0.54% (annual rate).

Example

This Example is intended to help investors compare the cost of investing in shares of the Fund with the cost of investing in other mutual funds.

The Example assumes an investor invests $10,000 in shares of the Fund for the time periods indicated and then redeems all shares at the end of those periods. The Example also assumes that the investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although actual costs may be higher or lower, based on these assumptions, an investor's expenses would be:

	1 Year	3 Years	5 Years	10 Years
Investor Shares	$102	$318	$552	$1,225
Z Shares	$78	$243	$422	$942

Portfolio Turnover

The Fund may have transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 10.12% of the average value of its portfolio.

Principal Investment Strategies

The Fund seeks long-term capital growth by investing in common stocks of US companies. The Fund diversifies its investments across industries and companies. The Fund looks for companies with growing revenues and earnings, favoring companies trading for less than the Adviser’s assessment of intrinsic value, which typically means companies with low price/earning multiples, low price to cash flow, and higher dividend yields. The Fund principally invests in securities of companies with market capitalizations greater than $1 billion.

Principal Risks of Investing

Market Risk: The value of the Fund’s shares rises and falls as the market value of the securities in which the Fund invests goes up and down. Consider investing in the Fund only if you are willing to accept the risk that you may lose money. Fund share prices, yields, and total returns will change with the fluctuations in the securities markets as well as the fortunes of the industries and companies in which the Fund invests.

Equity securities risk: Equity securities may experience significant volatility in response to economic or market conditions or adverse events that affect a particular industry, sector, or company. Larger companies may have slower rates of growth as compared to smaller, faster-growing companies. Smaller companies may have more limited financial resources, products, or services, and tend to be more sensitive to changing economic or market conditions. The Fund also tends to favor growth stocks, which tend to trade based on future earnings expectations, and may be more volatile than slower-growing value stocks, especially when market expectations are not met.

Liquidity risk: Liquidity risk exists when particular investments are difficult to sell and may be more difficult to value. If the Fund is forced to sell these investments during unfavorable conditions to meet redemptions or for other cash needs, the Fund may lose money on its investments. As a result, the Fund may be unable to achieve its objective.

Sector risk: From time to time, based on market or economic conditions, the Fund may have significant positions in one or more sectors of the market. To the extent the Fund invests more heavily in particular sectors, its performance will be especially sensitive to developments that significantly affect those sectors. Individual sectors may be more volatile, and may perform differently, than the broader market. The industries that constitute a sector may all react in the same way to economic, political or regulatory events, which may cause the Fund's returns to suffer.

Sextant Growth Fund

Performance

Annual Total Return

The following bar chart presents the calendar year total returns of the Fund’s Investor Shares before taxes. The bar chart provides an indication of the risks of investing in the Fund by showing changes in performance from year to year. A fund’s past performance (before and after taxes) is not a guarantee of how a fund will perform in the future.

Performance data current to the most recent month-end and quarter-end are available on www.sextantfunds.com.

Best Quarter	Q2 2020	25.45%
Worst Quarter	Q2 2022	-17.73%

Average Annual Total Returns

The table below presents the average annual returns for the Fund and provides an indication of the risks of investing in the Fund by showing how the Fund’s average annual returns for 1, 5, and 10 years and for the life of the Fund compare to those of a broad-based market index.

Periods ended December 31, 2023
	1 Year	5 Years	10 Years	Life of Fund
Growth Fund Investor Shares (SSGFX)
Return before taxes	28.25%	15.98%	11.02%	9.18%[1]
Return after taxes on distributions	28.25%	15.12%	9.91%	8.63%[1]
Return after taxes on distributions and sale of Fund shares	16.72%	14.92%	9.35%	7.62%[1]
Growth Fund Z Shares (SGZFX)
Return before taxes	28.55%	16.27	n/a	13.63%[2]
S&P 500 Index (reflects no deduction for fees, expenses, or taxes)
	26.29%	15.70%	12.03%	10.24%[2]

[1]	Sextant Growth Fund Investor Shares began operations April 1, 1987.

[2]	Sextant Growth Fund Z Shares began operations June 2, 2017, and the Life of Fund return for the S&P 500 index is shown since this date.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of any state or local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

In loss periods, the average after-tax total return may be higher than the average annual total return because of an assumed deduction of losses from other income.

Investment Adviser

Saturna Capital Corporation is the Growth Fund’s investment adviser.

Portfolio Managers

Mr. Scott F. Klimo CFA®, a portfolio manager and the chief investment officer of Saturna Capital Corporation, is the person primarily responsible for the day-to-day management of the Fund, which he has managed since 2015. Mr. Christopher E. Paul MBA, CFA®, a portfolio manager and senior investment analyst of Saturna Capital Corporation, is the deputy portfolio manager, a role he assumed in 2018.

Purchase and Sale of Fund Shares

You may open an account and purchase shares by sending a completed application, a photocopy of a government-issued identity document, and a check made payable to the Sextant Growth Fund. Z Shares will be purchased by default if no share class is specified at the time of purchase.

The minimum initial investment for both Investor Shares and Z Shares is $1,000 (for tax-sheltered accounts, there is no minimum).

Shareowners may purchase additional shares at any time in minimum amounts of $25.

Shareowners may redeem shares of their investment on any business day by these methods:

Written request

Write:	Sextant Mutual Funds
Box N
Bellingham, WA 98227-0596
Or Fax:	360-734-0755

Telephone request

Call:	800-728-8762 or 360-734-9900

Online

Visit:	www.sextantfunds.com

Tax Information

Any distributions you receive from the Fund may be taxed as ordinary income, qualified dividend income, or capital gains.

Sextant Growth Fund

Financial Intermediary Compensation

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

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